Acquisitions and Other Agreements	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions and Other Agreements

NOTE 4 — Acquisitions and Other Agreements

Acquisition of Warner Chilcott

On October 1, 2013, the Company completed the Warner Chilcott Acquisition in a stock for stock transaction for a value, including the assumption of debt, of $9.2 billion. Warner Chilcott was a leading specialty pharmaceutical company focused on the women’s healthcare, gastroenterology, urology and dermatology segments of the branded pharmaceuticals market, primarily in North America.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. This method requires that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. As of December 31, 2013, certain amounts relating to SRA reserves have not been finalized. The finalization of these matters may result in changes to goodwill and the Company expects to finalize such matters in 2014.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date:

(in millions)	Amount
Cash and cash equivalents	$179.5
Accounts receivable	306.1
Inventories	532.5
Other current assets	83.4
Property, plant and equipment	220.0
Other long-term assets	1.2
IPR&D intangible assets	1,708.0
Intangible assets	3,021.0
Goodwill	3,992.9
Current liabilities	(670.1)
Deferred tax liabilities, net	(40.6)
Other long-term liabilities	(99.6)
Outstanding indebtedness	(3,400.4)

Net assets acquired	$5,833.9

Consideration

The total consideration for the Warner Chilcott Acquisition of $5,833.9 million is comprised of the equity value of shares that were outstanding and vested prior to October 1, 2013 ($5,761.3 million) and the portion of outstanding equity awards deemed to have been earned as of October 1, 2013 ($72.6 million). The portion deemed not to have been earned ($77.4 million) as of October 1, 2013 will be expensed over the remaining future vesting period, including $45.4 million relating to Warner Chilcott restructuring charges recognized in the year ended December 31, 2013.

Inventories

The fair value of inventories acquired included a step-up in the value of inventories of $408.3 million. In the year ended December 31, 2013, the Company recognized $173.5 million as a component of cost of sales as the inventory acquired on October 1, 2013 was sold to the Company’s customers.

IPR&D and Intangible Assets

IPR&D intangible assets represent the value assigned to acquired R&D projects that, as of the acquisition date, had not established technological feasibility and had no alternative future use. The IPR&D intangible assets are capitalized and accounted for as indefinite-lived intangible assets and will be subject to impairment testing until completion or abandonment of the projects. Upon successful completion of each project and launch of the product, the Company will make a separate determination of the estimated useful life of the IPR&D intangible asset and the related amortization will be recorded as an expense over the estimated useful life (“IPR&D Acquisition Accounting”). Intangible assets represent CMPs and IPR&D and have an estimated weighted average useful life of 2.7 years.

The estimated fair value of the IPR&D and identifiable intangible assets was determined using the “income approach,” which is a valuation technique that provides an estimate of the fair value of an asset based on market participant expectations of the cash flows an asset would generate over its remaining useful life. Some of the more significant assumptions inherent in the development of those asset valuations include the estimated net cash flows for each year for each asset or product (including net revenues, cost of sales, R&D costs, selling and marketing costs and working capital/asset contributory asset charges), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, the potential regulatory and commercial success risks, competitive trends impacting the asset and each cash flow stream as well as other factors (the “IPR&D and Intangible Asset Valuation Technique”). The discount rates used to arrive at the present value at the acquisition date of CMPs was 8.0% and for IPR&D ranged from 8.0% to 9.0%, to reflect the internal rate of return and incremental commercial uncertainty in the cash flow projections. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change. For these and other reasons, actual results may vary significantly from estimated results.

The following table identifies the summarized amounts recognized and the weighted average useful lives of intangible assets:

(In millions)	Amounts Recognized as of Acquisition Date	Weighted Average Useful Lives (Years)
CMP:
Oral contraceptive franchise	$1,181.0	3.2
Mesalamine franchise	589.0	1.8
Estrace® Cream	397.0	2.1
Risedronate franchise	311.0	3.6
Doryx®	237.0	2.4
Enablex®	107.0	2.1
Other CMP products	199.0	3.9

Total CMP	3,021.0	2.7
IPR&D:
Mesalamine franchise	809.0
Oral Contraceptive segment	321.0
Estradiol	278.0
Urology segment	165.0
Other	135.0

Total IPR&D	1,708.0

Total identifiable intangible assets	$4,729.0

Goodwill

Among the primary reasons the Company acquired Warner Chilcott and factors that contributed to the preliminary recognition of goodwill were to expand the Company’s branded pharmaceuticals product portfolio, and to acquire certain benefits from the Warner Chilcott structure. The goodwill recognized from the Warner Chilcott Acquisition is not deductible for tax purposes. Goodwill from the Warner Chilcott Acquisition was assigned to the Actavis Pharma segment.

Deferred Tax Liabilities, net

Deferred tax liabilities, net, include the impact resulting from identifiable intangible assets and inventory fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Unaudited Pro Forma Results of Operations

The following table presents the unaudited pro forma consolidated operating results for the Company, as though the Warner Chilcott Acquisition had occurred as of the beginning of the prior annual reporting period. The unaudited pro forma results reflect certain adjustments related to past operating performance, acquisition costs and acquisition accounting adjustments, such as increased depreciation and amortization expense based on the fair valuation of assets acquired and the related tax effects. The pro forma results do not include any anticipated synergies which may be achievable subsequent to the acquisition date. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the dates indicated, nor are they indicative of the future operating results of the combined company:

	Year Ended December 31,
(in millions; except per share amounts)	2013	2012
Net revenues	$10,468.2	$10,555.3
Net (loss) attributable to common shareholders	$(244.2)	$(445.4)
Earnings per share:
Basic	$(1.72)	$(2.68)
Diluted	$(1.72)	$(2.68)

Divested Products

In order to obtain regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“Hart-Scott-Rodino”), as amended, in connection with the Warner Chilcott Acquisition, the Company was required to divest certain assets. On October 1, 2013, four generic pharmaceutical products were sold to Amneal Pharmaceuticals for consideration of $10.0 million, subject to certain refunds of purchase price provisions, which had a deminimis impact on the consolidated statement of operations. The divested products consisted of both commercial and development stage products in both oral contraceptive and osteoporosis treatment. Net sales of divested products were $2.5 million, $4.6 million and $0.7 million in the years ended December 31, 2013, 2012 and 2011, respectively.

Acquisition-Related Expenses

Included in general and administrative expenses for the year ended December 31, 2013 are restructuring charges of $124.7 million, including stock-based compensation ($45.4 million), and $45.6 million for acquisition and integration costs including advisory, legal and regulatory costs incurred in connection with the Warner Chilcott Acquisition. Additionally, the acceleration of directors and named executive officers unvested equity-based awards immediately prior to the Transactions resulted in $41.3 million of general and administrative expenses in the year ended December 31, 2013.

Acquisition of Medicines360

On June 11, 2013, the Company entered into an exclusive license agreement with Medicines360 to market, sell and distribute Medicines360’s LNG20 intrauterine device (“LNG 20”) in the U.S. and in Canada for a payment of approximately $52.3 million. According to the terms of the agreement, the Company is also required to pay Medicines360 certain regulatory and sales based milestone payments totaling up to $125.0 million plus royalties (the “Medicines360 Acquisition”). Medicines360 retained the rights to market the product in the U.S. public sector, including family planning clinics that provide services to low-income women. LNG20, originally developed by Uteron Pharma S.P.R.L. in Belgium (now a subsidiary of the Company), is designed to deliver 20 mcg of levonorgestrel per day for the indication of long-term contraception, and is currently in Phase III clinical trials in the United States. Pending FDA approval, the LNG20 product could be launched in the U.S. as early as 2014. The transaction has been accounted for using the acquisition method of accounting. This method requires that assets acquired and liabilities assumed in a business combination be recognized at their respective fair values as of the acquisition date. In connection with the acquisition, the Company recorded $191.7 million in IPR&D, $6.7 million in prepaid R&D and contingent consideration of $146.1 million.

Unaudited Pro Forma Results of Operations

Pro forma results of operations have not been presented because the effect of the Medicines360 Acquisition was not material.

Acquisition of Uteron Pharma, SA

On January 23, 2013, the Company completed the acquisition of Uteron Pharma, SA for approximately $142.0 million in cash, plus assumption of debt and other liabilities of $7.7 million and up to $155.0 million in potential future milestone payments (the “Uteron Acquisition”). The acquisition expanded the Company’s specialty brand pipeline of Women’s Health products including two potential near term commercial opportunities in contraception and infertility, and one oral contraceptive project projected to launch by 2018. Several additional products in earlier stages of development were also acquired in the Uteron Acquisition.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. The following table summarizes the fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at the acquisition date:

(in millions)	Amount
Accounts receivable	$1.6
Other current assets	1.2
Property, plant & equipment	5.7
Other long-term assets	0.5
IPR&D intangible assets	250.0
Goodwill	26.4
Current liabilities, excluding current portion of debt	(8.0)
Long-term deferred tax and other tax liabilities	(82.5)
Contingent consideration	(43.4)
Debt	(5.2)
Other long-term liabilities	(4.3)

Net assets acquired	$142.0

IPR&D

The fair value of the IPR&D intangible assets as determined by IPR&D Acquisition Accounting was determined using the IPR&D and Intangible Asset Valuation Technique. The discount rate used to arrive at the present value of IPR&D intangible assets as of the acquisition date was 22% to reflect the internal rate of return and incremental commercial uncertainty in the cash flow projections. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change. For these and other reasons, actual results may vary significantly from estimated results.

Contingent Consideration

Additional consideration is conditionally due to the seller upon the achievement of certain milestones in respect to the development and commercialization of the products as well as reaching certain sales targets. The Company estimated the fair value of the contingent consideration to be $43.4 million using a probability weighting approach that considered the possible outcomes based on assumptions related to the timing and probability of the product launch date, discount rates matched to the timing of first payment, and probability of success rates and discount adjustments on the related cash flows.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from identifiable intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Unaudited Pro Forma Results of Operations

Pro forma results of operations have not been presented because the effect of the Uteron Acquisition was not material.

Acquisition of Actavis Group

On October 31, 2012, the Company completed the Actavis Group Acquisition. The Actavis Group was a privately held generic pharmaceutical company specializing in the development, manufacture and sale of generic pharmaceuticals. With the Actavis Group Acquisition, the Company significantly expanded its international market presence in established markets including Europe and MEAAP (defined below). In addition, the acquisition expanded the Company’s product portfolio and pipeline in modified release, solid oral dosage and transdermal products into semi-solids, liquids and injectables. Actavis Group results are included in the Actavis Pharma segment as of the acquisition date.

The Company funded the cash portion of the transaction through a combination of term loan borrowings and senior unsecured notes. For additional information, refer to “Note 13 — Long-term Debt.”

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at the acquisition date:

(in millions)	Amount
Cash and cash equivalents	$110.5
Accounts receivable	527.9
Inventories	680.1
Other current assets	274.7
Property, plant and equipment	763.0
Other long-term assets	16.9
IPR&D intangible assets	272.9
Intangible assets	2,268.0
Goodwill	2,868.8
Current liabilities	(1,365.5)
Long-term deferred tax and other tax liabilities	(735.5)
Other long-term liabilities	(176.0)
Long-term debt	(14.1)
Noncontrolling interests	(21.9)

Net assets acquired	$5,469.8

Inventories

The fair value of inventories acquired included a step-up in the value of inventories of approximately $137.3 million. In the years ended December 31, 2013 and 2012, the Company recognized $93.5 million (which includes the U.S. dollar impact of foreign currency on EURO denominated inventory) and $44.1 million, respectively, as a component of cost of sales as the inventory acquired was sold to the Company’s customers.

IPR&D and Intangible Assets

The fair value of the IPR&D intangible assets as determined by IPR&D Acquisition Accounting and the fair value of intangible assets was determined using the IPR&D and Intangible Asset Valuation Technique. Intangible assets represent product rights, trademarks, customer relationships and technology rights and have an estimated weighted average useful life of 10.8 years.

The discount rates used to arrive at the present value of product right intangible assets as of the acquisition date ranged from 8.8% to 11.5% to reflect the internal rate of return and incremental commercial uncertainty in the cash flow projections. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change. For these and other reasons, actual results may vary significantly from estimated results. The following table identifies the summarized amounts recognized and the weighted average useful lives of intangible assets.

(In millions)	Amounts Recognized as of Acquisition Date	Weighted Average Useful Lives (Years)
CMPs
Top 6 Global CMP	$570.3	6.5
Americas	505.1	7.0
Europe
Western Europe, excluding U.K.	116.7	7.0
U.K.	103.7	6.9
Central Eastern Europe (“CEE”), excluding Russia	194.4	9.0
Russia	25.9	9.0

Total Europe	440.7	8.0
MEAAP
MEAAP, excluding Indonesia	155.6	8.0
Indonesia	25.9	8.0

Total MEAAP	181.5	8.0

Total CMP	1,697.6	7.2
IPR&D:
Americas	246.9
Europe
Western Europe, excluding U.K.	13.0
CEE, excluding Russia	13.0

Total Europe	26.0

Total IPR&D	272.9
Other finite lived intangible assets:
Trademarks	427.8	23.9
Customer relationships	103.7	15.0
Technology rights	38.9	15.0

Total Other finite lived intangible assets:	570.4	21.7

Total identifiable intangible assets	$2,540.9	10.8

Goodwill

Among the primary reasons the Company acquired the Actavis Group and factors that contributed to the preliminary recognition of goodwill were a strong commercial presence on an expanded global basis. In addition, the acquisition expanded the Company’s product portfolio and pipeline in modified release, solid oral dosage and transdermal products into semi-solids, liquids and injectables. The goodwill recognized from the Actavis Group Acquisition is not deductible for tax purposes. Goodwill from the Actavis Group Acquisition was assigned to the Actavis Pharma segment.

Contingent Consideration

At December 31, 2012, the Company estimated the Actavis Group earn-out to be 3.85 million shares. On March 28, 2013, based on further evaluation, the decision was made to award the remaining 1.65 million contingent shares. Accordingly, during the first quarter of 2013, the Company recorded expense of $150.3 million for contingent consideration as a result of the decision to award all remaining contingent shares.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from identifiable intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Unaudited Pro Forma Results of Operations

The following table presents the unaudited pro forma consolidated operating results for the Company, as though the Actavis Group Acquisition had occurred as of the beginning of the prior annual reporting period. The unaudited pro forma results reflect certain adjustments related to past operating performance, acquisition costs and acquisition accounting adjustments, such as increased depreciation and amortization expense based on the fair valuation of assets acquired, the impact of acquisition financing in place at January 1, 2012 and the related tax effects. The pro forma results do not include any anticipated synergies which may be achievable subsequent to the acquisition date. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the dates indicated, nor are they indicative of the future operating results of the combined company:

	Year Ended December 31,
(in millions; except per share amounts)	2012	2011
Net revenues	$8,082.7	$7,090.7
Net income / (loss) attributable to common shareholders	$111.6	$(429.4)
Earnings per share:
Basic	$0.86	$(3.35)
Diluted	$0.85	$(3.35)

Divested Products

In order to obtain regulatory clearance under the Hart-Scott-Rodino, in connection with the Actavis Group Acquisition, the Company was required to divest certain assets. On October 31, 2012, a total of 22 generic pharmaceutical products owned by either Actavis Group or Watson Pharmaceuticals, Inc. were sold to Par Pharmaceuticals Companies, Inc. and Sandoz, Inc., which resulted in a gain of $24.0 million in the fourth quarter of 2012. The divested products consisted of both commercial and development stage products in a number of therapeutic categories where the two companies owned overlapping products. Watson Pharmaceuticals, Inc.’s net sales of divested products were $18.5 million and $7.3 million for the years ended December 31, 2012 and 2011, respectively. Actavis Group’s net sales of divested products were $60.8 million and $90.2 million for the years ended December 31, 2012 and 2011, respectively. The sale of the Actavis Group divested products did not have an impact on our net revenues as these amounts were not included in the results of operations of the Company for the respective periods. For the years ended December 31, 2012 and 2011, no one product accounted for more than one percent of the Company’s consolidated net revenues.

Measurement Period Adjustments

In connection with the Actavis Group Acquisition, the Company has notified the Centers for Medicare and Medicaid Services (“CMS”) that certain Medicaid price submissions require adjustment for the period 2007 through 2012. The Company is in the process of completing that resubmission. The Company has proposed to CMS that periods prior to 2007 not be recalculated and as a result no amounts have been estimated for those periods. The Company recorded a measurement period adjustment of $31.0 million to reduce the estimated liability originally recorded in the acquisition accounting in the third quarter of 2013. The amount was not considered material and therefore prior periods have not been revised.

Acquisition-Related Expenses

Included in general and administrative expenses for the years ended December 31, 2013 and 2012 is acquisition costs totaling $26.8 million and $73.5 million, respectively, for acquisition and integration costs including advisory, legal and regulatory costs incurred in connection with the Actavis Group Acquisition.

Acquisition of Ascent Pharmahealth Ltd.

On January 24, 2012, the Company acquired all of the outstanding equity of Ascent Pharmahealth Ltd. (“Ascent”) the Australian and Southeast Asian generic pharmaceutical business of Strides Arcolab Ltd. for AU$376.6 million, or approximately $392.6 million, including working capital adjustments (the “Ascent Acquisition”). As a result of the acquisition, the Company enhanced its commercial presence in Australia and gained selling and marketing capabilities in Southeast Asia. In Australia, Ascent markets generic, brands, OTC and dermatology and skin care products. In Southeast Asia, Ascent markets generic and OTC products. Ascent’s Southeast Asian business includes commercial operations in Singapore, Malaysia, Hong Kong, Vietnam and Thailand. Ascent operates a manufacturing facility in Singapore for generic products in Southeast Asian markets. Ascent’s results are included in the Actavis Pharma segment as of the acquisition date.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date:

(in millions)	Amount
Cash and cash equivalents	$9.1
Accounts receivable	29.7
Inventories	27.2
Other current assets	3.3
Property, plant & equipment	4.4
Intangible assets	192.6
Goodwill	214.3
Current liabilities	(35.7)
Long-term deferred tax and other tax liabilities	(51.8)
Other long-term liabilities	(0.4)
Long-term debt	(0.1)

Net assets acquired	$392.6

Intangible Assets

Intangible assets represent product rights, contractual rights and trade names and have an estimated weighted average useful life of nine years. The estimated fair value of the identifiable intangible assets was determined using the IPR&D and Intangible Asset Valuation Technique. The discount rates used to arrive at the present value of product right intangible assets as of the acquisition date ranged from 7.5% to 10.0% to reflect the internal rate of return and incremental commercial uncertainty in the cash flow projections. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change. For these and other reasons, actual results may vary significantly from estimated results.

Goodwill

Among the primary reasons the Company acquired Ascent and factors that contributed to the preliminary recognition of goodwill were a strong commercial presence in the Australian and Southeast Asian pharmaceutical markets, history of operating margins and profitability, opportunity to generate revenue as well as a platform to grow in additional Southeast Asian markets. The goodwill recognized from the Ascent Acquisition is not deductible for tax purposes. All goodwill from the Ascent acquisition was assigned to the Actavis Pharma segment.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from identifiable intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Acquisition-Related Expenses

Included in general and administrative expenses for the year ended December 31, 2012 is acquisition costs totaling $5.0 million for advisory, legal and regulatory costs incurred in connection with the Ascent Acquisition.

Unaudited Pro Forma Results of Operations

Pro forma results of operations have not been presented because the effect of the acquisition was not material.

Acquisition of Specifar

On May 25, 2011, the Company and each of the shareholders (together, the “Sellers”) of Paomar PLC (“Paomar”) entered into a stock purchase agreement pursuant to which the Company purchased all of the outstanding equity of Paomar for cash totaling €400.0 million, or approximately $561.7 million at closing, subject to a net of working capital adjustment of €1.5 million, or approximately $2.2 million, and certain contingent consideration (the “Specifar Acquisition”). Paomar is a company incorporated under the laws of Cyprus and owner of 100 percent of the shares of Specifar Commercial Industrial Pharmaceutical, Chemical and Construction Exploitations Societe Anonyme, a company organized under the laws of Greece. Specifar owns 100 percent of the shares of Alet Pharmaceuticals Industrial and Commercial Societe Anonyme (“Alet”). The contingent consideration due to the Specifar Acquisition (not to exceed an aggregate total of €40.0 million) is based on the gross profits on sales of the generic tablet version of Nexium® (esomeprazole) developed by Specifar during its first five years of sales in countries including major markets in Europe, Asia and Latin America, as well as in Canada. For additional information on the contingent payment, refer to “NOTE 20 — Fair Value Measurements”.

Through the Specifar Acquisition, the Company gained a generic pharmaceuticals product development company that develops and out-licenses generic pharmaceutical products primarily in Europe. In addition, the acquisition enhanced the Company’s commercial presence in key European markets by providing a portfolio of products and provides a commercial presence in the branded-generic Greek pharmaceuticals market, including the Specifar and Alet brands of products. The Company funded the transaction using cash on hand and borrowings from the Company’s credit facility. Specifar results are included in the Actavis Pharma segment subsequent to the acquisition date.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date:

(in millions)	Amount
Cash and cash equivalents	$0.6
Accounts receivable	20.6
Inventories	27.1
Other current assets	9.3
Property, plant & equipment	65.1
IPR&D intangible assets	164.3
Intangible assets	265.1
Goodwill	195.1
Other assets	5.6
Current liabilties	(28.4)
Long-term deferred tax and other tax liabilities	(94.6)
Long-term debt	(27.9)
Other long-term liabilities	(42.4)

Net assets acquired	$559.5

In June 2011, the Company paid and retired $28.8 million in long-term debt assumed in the Specifar Acquisition. During the year ended December 31, 2012, the Company recorded an impairment loss of $40.3 million related to a manufacturing facility located in Greece that was acquired as part of the Specifar Acquisition. The impairment for the Greece facility was due to a change in the intended use of the facility as a result of the Company’s decision during the third quarter of 2012 to discontinue further construction as a result of the Actavis Group Acquisition.

Inventories

The fair value of inventories acquired includes a step-up in the value of inventories of approximately $10.0 million, which was recognized as a component of cost of sales as the inventory acquired was sold to the Company’s customers during the year ended December 31, 2011.

IPR&D and Intangible Assets

The fair value of the IPR&D intangible assets as determined by IPR&D Acquisition Accounting and the fair value of intangible assets was determined using the IPR&D and Intangible Asset Valuation Technique. The discount rate used to arrive at the present value of IPR&D projects as of the acquisition date was approximately 17.0% to reflect the internal rate of return and incremental commercial uncertainty in the projections as the products have not yet received regulatory approval. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include development, legal and regulatory risk. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change or the timely completion of each project to commercial success will occur. For these and other reasons, actual results may vary significantly from estimated results.

Intangible assets represent currently marketed products and have an estimated weighted average useful life of 7.0 years. IPR&D intangible assets represent products that were expected to be approved for marketing over the next few years.

During the year ended December 31, 2012, the Company recorded impairment charges of $117.8 million related to product rights and IPR&D acquired in connection with the Specifar Acquisition. The impairment relating to the intangible assets acquired in connection with the Specifar Acquisition related to esomeprazole product rights following the Company decision to discontinue selling the product as a result of products acquired in connection with the Actavis Group Acquisition ($16.8 million). In addition, the Company recorded a charge related to three products in development as a result of various factors occurring during the same period mainly related to delays in expected launch dates, competitive factors resulting in realization of lower pricing and incremental costs related to manufacturing efforts. These events led to revised estimates of the fair value of each IPR&D asset compared to the carrying values ($101.0 million).

Goodwill Allocation

Among the primary reasons the Company entered into the Specifar Acquisition and factors that contributed to a purchase price allocation resulting in the recognition of goodwill were a history of operating margins and profitability, a strong R&D organization and the ability to expand the Company’s commercial footprint on a global basis, which will enable it to expand its product offerings. The goodwill recognized from the Specifar Acquisition is not deductible for tax purposes. All goodwill from the Specifar Acquisition was assigned to the Actavis Pharma segment.

Contingent Consideration

The Company’s purchase price allocation determined the fair value of the contingent consideration obligation to be $35.5 million based on a probability-weighted income approach derived from revenue estimates and post-tax gross profit levels and a probability assessment with respect to the likelihood of achieving the various earn-out criteria. During the year ended December 31, 2012, the Company recorded fair value adjustments resulting in a gain of $27.5 million based on forecasted esomeprazole profits. As of December 31, 2013, all contingent consideration has been settled.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from purchase accounting adjustments for the inventory fair value step-up and identifiable IPR&D and intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Acquisition-Related Expenses

Included in general and administrative expenses for the year ended December 31, 2011 is acquisition costs totaling $6.5 million for advisory, legal and regulatory costs incurred in connection with the Specifar Acquisition.

Other Agreements

Actavis (Foshan) Pharmaceuticals Co., Ltd. Assets Held for Sale

During the year ended December 31, 2013, the Company held its Chinese subsidiary, Actavis (Foshan) Pharmaceuticals Co., Ltd. (“Foshan”), for sale. On January 24, 2014, the Company completed an agreement with Zhejiang Chiral Medicine Chemicals Co., Ltd to acquire its interest in Foshan (the “Foshan Sale”). The Company intends to continue further commercial operations in China in collaboration with our preferred business partners. As a result of the transaction, the Company recognized an impairment on the net assets held for sale of $8.4 million in the year ended December 31, 2013.

Western European Assets Held for Sale

During the year ended December 31, 2013, the Company held for sale our Actavis’ Pharma commercial infrastructure in France, Italy, Spain, Portugal, Belgium, Germany and the Netherlands, including products, marketing authorizations and dossier license rights. The Company believes that the potential divestiture allows the Company to focus on faster growth markets including Central and Eastern Europe, and other emerging markets which we believe will enhance our long-term strategic objectives. On January 17, 2014, we announced our intention to enter into an agreement with Aurobindo Pharma Limited to sell these businesses. The transaction is conditional on certain antitrust approvals and completion of employee consultation processes, which is anticipated in the year ending December 31, 2014. As a result of the transaction, the Company recognized an impairment on the net assets held for sale of $34.3 million in the year ended December 31, 2013.

The following represents the global net assets held for sale:

As of December 31, 2013
Cash and cash equivalents	$37.0
Accounts receivable, net	94.2
Inventories, net	122.9
Prepaid expenses and other current assets	59.6
Impairment on the assets held for sale	(42.7)

Total assets held for sale	$271.0

Accounts payable and accrued expenses	$246.6

Total liabilities held for sale	$246.6

Net assets held for sale	$24.4

Amendment to Sanofi Collaboration Agreement

On October 28, 2013, Warner Chilcott Company, LLC (“WCCL”), our indirect wholly-owned subsidiary, and Sanofi- Aventis U.S. LLC (“Sanofi”) entered into an amendment (the “Sanofi Amendment”) to the global collaboration agreement as amended (the “Collaboration Agreement”) to which WCCL and Sanofi are parties. WCCL and Sanofi co-develop and market Actonel® and Atelvia® (risedronate sodium) on a global basis, excluding Japan.

Pursuant to the Sanofi Amendment, the parties amended the Collaboration Agreement with respect to Actonel® and Atelvia® in the U.S. and Puerto Rico (the “Exclusive Territory”) to provide that, in exchange for the payment of a lump sum of $125.0 million by WCCL to Sanofi in the year ended December 31, 2013, WCCL’s obligations with respect to the global reimbursement payment, which represented a percentage of Actavis’ net sales as defined, as it relates to the Exclusive Territory for the year ended December 31, 2014, shall be satisfied in full. The Sanofi Amendment did not and does not apply to or affect the parties’ respective rights and obligations under the Collaboration Agreement with respect to (i) the remainder of 2013 or (ii) territories outside the Exclusive Territory. The $125.0 million was recorded as an intangible asset during the year ended December 31, 2013, which will be amortized over the course of the year ending December 31, 2014.

Endo Pharmaceuticals Inc.

The Company entered into an agreement with Endo Pharmaceuticals Inc. (“Endo”) and Teikoku Seiyaku Co., Ltd to settle all outstanding patent litigation related to the Company’s generic version of Lidoderm®. Per the terms of the agreement, on September 15, 2013, the Company launched its generic version of Lidoderm® (lidocaine topical patch 5%) to customers in the U.S. more than two years before the product’s patents expire. Under applicable Hatch Waxman rules, the Company believes it is entitled to 180 days of marketing exclusivity. Lidoderm® is a local anesthetic indicated to relieve post-shingles pain. Additionally, under the terms of the agreement, the Company has received and distributed branded Lidoderm® prior to the launch of the generic version of Lidoderm®.

Palau Pharma, S.A.

On August 1, 2013, the Company entered into a purchase agreement with Palau Pharma S.A. (“Palau”) to acquire worldwide product rights to develop and commercialize albaconazole for the treatment of candidiasis. The Company simultaneously entered into a manufacturing and supply agreement with Palau for the supply of clinical and commercial quantities of the products. In connection with the execution of the agreements, the Company paid an upfront non-refundable payment of €10.0 million, or $13.4 million to Palau, which was recorded as R&D expense in the year ended December 31, 2013. The agreement also provides for certain future milestone payments up to €18.0 million in aggregate upon the successful completion of Phase III trials of the products, and regulatory approvals.

Metronidazole 1.3% Vaginal Gel and Zovirax Ointment and Cream

On May 1, 2013, the Company entered into an agreement to acquire the worldwide rights to Valeant Pharmaceuticals International, Inc. (“Valeant”) metronidazole 1.3% vaginal gel antibiotic development product, a topical antibiotic for the treatment of bacterial vaginosis. Under the terms of the agreement, the Company will acquire the product upon FDA approval for approximately $57.0 million which includes upfront ($1.0 million) and certain milestone payments ($11.0 million), and guaranteed royalties for the first three years of commercialization. Upon FDA approval or receipt of product launch quantity, the Company will account for this transaction using the acquisition method of accounting. In the event of generic competition on metronidazole 1.3% and should the Company choose to launch an authorized generic product, the Company would share the gross profits of the authorized generic with Valeant.

On April 5, 2013, the Company and Valeant entered into an agreement for the Company to be the exclusive marketer and distributor of the authorized generic version of Valeant’s Zovirax® ointment (acyclovir 5%) product. Under the terms of the agreement, Valeant will supply the Company with a generic version of Valeant’s Zovirax® ointment product and the Company will market and distribute the product in the U.S. Additionally, Valeant granted the Company the exclusive right to co-promote Zovirax® cream (acyclovir 5%) to obstetricians and gynecologists in the U.S. and the Company granted Valeant the exclusive right to co-promote Actavis’ Cordran® Tape (flurandrenolide) product in the U.S. Under terms of the agreement related to the co-promotion of Zovirax® cream, the Company will utilize its existing sales and marketing structure to promote the product and will receive a co-promotion fee from sales generated by prescriptions written by its defined targeted physician group. The fees earned by the Company under the Zovirax cream co-promotion arrangement will be recognized in other revenues in the period earned. Under the terms of the Cordran® Tape co-promotion agreement, Valeant will utilize its existing Dermatology sales and marketing structure to promote the product, and will receive a co-promotion fee on sales. The fees paid by the Company under the Cordran Tape arrangement will be recognized in the period incurred as selling and marketing expenses.

Sale of Equity Interest in Moksha8 Pharmaceuticals, Inc.

On October 22, 2012, we sold our investment in Moksha8 Pharmaceuticals, Inc. (“Moksha8”) for $46.6 million (the “Moksha8 Sale”). Simultaneously, we expanded our ongoing sales and marketing collaboration with Moksha8 by granting a license to Moksha8 for five new branded generic products to be developed for the Brazilian and Mexican markets in exchange for defined milestones and sales royalties. We retained generic marketing rights in each market for all products licensed to Moksha8. As a result of the sale, the Company recorded a gain of $28.8 million in other income (expense) in the year ended December 31, 2012. During the year ended December 31, 2013, the Company terminated the agreement with Moksha8 resulting in a loss of $4.0 million.

Rugby OTC Business

On October 29, 2012, the Company sold our Rugby Group, Inc. (“Rugby”) OTC pharmaceutical products and trademarks to The Harvard Drug Group, L.L.C. (“Harvard”) for $116.6 million (the “Rugby Sale”). Under the terms of the agreement, Harvard acquired the Rugby trademark and all rights to market, sell and distribute OTC products and nicotine gum products sold under the trademark. We retained all rights to manufacture, sell and distribute all store-branded OTC and nicotine gum products, as well as other non-Rugby OTC products in our portfolio. We retained ownership of our nicotine gum Abbreviated New Drug Applications (“ANDAs”), as well as nicotine gum manufacturing facilities. Also, as part of the transaction, we entered into a supply and license agreement with Harvard under which we manufacture and supply nicotine gum products sold under the Rugby and Major labels. Major is Harvard’s existing private label brand. In connection with the sale of the Rugby assets, the Company recorded a gain of $88.7 million in other income (expense) in the year ended December 31, 2012.

Other Business Development

The Company’s two most significant products in 2012 were the authorized generic version of Concerta® (methylphenidate ER) and Lipitor® (atorvastatin), which on a combined basis comprised approximately 25% of the Company’s Actavis Pharma revenues. These products were sold pursuant to exclusive marketing arrangements.

In November 2010, the Company entered into an exclusive agreement with Ortho-McNeil-Janssen Pharmaceuticals, Inc. (“OMJPI”) to market the authorized generic version of Concerta® (methylphenidate ER). Under the terms of the agreement, OMJPI supplies the Company with product. The Company launched its authorized generic of Concerta® on May 1, 2011.

Under the terms of its agreement with OMJPI, the Company pays a royalty to OMJPI based on the gross profit of product revenues as defined in the agreement. During 2012, the royalty payable to OMJPI ranged from 50% to 55% of sales. In 2013, the Company’s royalty payable on sales of methylphenidate ER declined to 30% when a third party competitor launched a competing bioequivalent product. The change in royalty was a one-time event and was applied on a strength-by-strength basis following the launch of the first third-party generic competitor. This royalty includes the cost of the product supplied by OMJPI. The agreement with OMJPI expires on December 31, 2014 and is subject to normal and customary early termination provisions. The agreement with OMJPI has been accounted for as a distribution arrangement. Accordingly, the Company has recorded the net sales of the authorized generic product in the period earned and reflected the cost of product sold and the royalty payments to OMJPI in costs of goods sold in the period incurred.

During 2011 and 2012, Atorvastatin was sold pursuant to an exclusive agreement with Pfizer, Inc. (“Pfizer”). The Company launched its authorized generic of Lipitor® on November 30, 2011. Due to the significant decline in the market for this product, the Company agreed to terminate this agreement effective January 1, 2013. In exchange, the Company is entitled to receive a royalty on future sales of the product by Pfizer through 2015.

Biosimilars Collaborations

On December 19, 2011, the Company entered into a collaboration agreement with Amgen, Inc. (“Amgen”) to develop and commercialize, on a worldwide basis, several oncology antibody biosimilar medicines (the “Amgen Collaboration Agreement”). Under the terms of the agreement, Amgen assumed primary responsibility for developing, manufacturing and initially commercializing the oncology antibody products. The Company agreed to contribute up to $400.0 million in co-development costs over the course of development, including the provision of development support, and will share product development risks. As of December 31, 2013, the Company has outstanding commitments of up to $312.4 million under the agreement. In addition, the Company will contribute its significant expertise in the commercialization and marketing of products in highly competitive specialty and generic markets, including helping effectively manage the lifecycle of the biosimilar products. The collaboration products are expected to be sold under a joint Amgen/Actavis label. The Company will initially receive royalties and sales milestones from product revenues. The collaboration will not pursue biosimilars of Amgen’s proprietary products.

On July 13, 2012, the Company entered into a global license agreement with Synthon, obtaining an exclusive license to its trastuzumab molecule, which is being developed as a biosimilar to Herceptin®. The Company subsequently assigned the agreement to Amgen, and contributed the product to the Company’s biosimilars collaboration with Amgen. Under the terms of the Synthon agreement, Amgen and the Company will assume all responsibility for worldwide development and commercialization of biosimilar trastuzumab, including Phase III clinical trials and global manufacturing. The agreement entitles Synthon to an initial payment and the opportunity to receive a milestone payment and royalties on net sales. Synthon will also receive compensation for transitional support activities provided under the agreement.